Exhibit 99.3

Axogen Announces Pricing of $208.7 Million
Public Offering of Common Stock

ALACHUA and TAMPA, FL – September 10, 2026 - Axogen, Inc. (“Axogen” or the “Company”) (Nasdaq: AXGN), a global leader in developing and marketing innovative surgical solutions for the restoration of peripheral nerve function, today announced the pricing of an underwritten public offering of 4,910,000 shares of its common stock at a price to the public of $42.50 per share, before underwriting discounts and commissions. All of the shares to be sold in the proposed offering are to be sold by Axogen. In addition, Axogen has granted the underwriters a 30-day option to purchase up to an additional 736,500 shares of its common stock at the public offering price, less underwriting discounts and commissions. The gross proceeds to Axogen from the proposed offering, before deducting underwriters’ discounts and commissions and other offering expenses payable by Axogen, are expected to be approximately $208.7 million (assuming no exercise of the underwriters’ option to purchase additional shares). The proposed offering is expected to close on September 11, 2026, subject to the satisfaction of customary closing conditions.

BofA Securities, Inc., Jefferies and Wells Fargo Securities, LLC are acting as lead book-running managers for the proposed offering. Mizuho Securities USA LLC is also acting as a bookrunner for the proposed offering. Lake Street Capital Markets, LLC is acting as a co-manager for the proposed offering.

Axogen intends to use substantially all of the net proceeds from the offering to fund the cash consideration payable in connection with its previously announced acquisition of BioCircuit Technologies, Inc. (the “BioCircuit Acquisition”) and to pay related fees and expenses. Axogen intends to use any remaining net proceeds for general corporate purposes, including working capital and capital expenditures. The offering is not conditioned upon the consummation of the BioCircuit Acquisition. If the BioCircuit Acquisition is not consummated, Axogen intends to use the net proceeds from the offering for general corporate purposes, including working capital and capital expenditures.

The proposed offering is being made pursuant to an effective shelf registration statement on Form S-3ASR filed with the Securities and Exchange Commission (the “SEC”) on January 21, 2026. A final prospectus supplement and accompanying prospectus relating to the proposed offering will be filed with the SEC and will be available for free on the SEC’s website located at http://www.sec.gov. When available, copies of the final prospectus supplement and accompanying prospectus relating to the proposed offering may be obtained from: BofA Securities, Inc., Attention: Prospectus Department, 201 North Tryon Street, NC1-022-02-25 Charlotte, NC 28255-0001 or by email at dg.prospectus_requests@bofa.com, Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Madison Avenue, New York, New York 10022, by telephone at (877) 821-7388, or by email at Prospectus_Department@Jefferies.com, or Wells Fargo Securities, LLC, Attention: Wells Fargo Securities, 90 South 7th Street, 5th Floor, Minneapolis, MN 55402, at 800-645-3751 (option #5) or email a request to WFScustomerservice@wellsfargo.com. Electronic copies of the final prospectus supplement and accompanying prospectus will also be available on the website of the SEC at http://www.sec.gov.

Prospective investors should read the prospectus forming a part of the registration statement, the final prospectus supplement relating to the proposed offering, when available, and the other documents that Axogen has filed with the SEC for more complete information about Axogen and the proposed offering. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Axogen
Axogen (AXGN) is the leading company focused specifically on the science, development and commercialization of technologies for peripheral nerve regeneration and repair. Axogen employees are passionate about providing the opportunity to restore nerve function and quality of life for patients with peripheral nerve injuries by providing innovative, clinically proven and economically effective repair solutions for surgeons and healthcare providers. Peripheral nerves provide the pathways for both motor and sensory signals throughout the body. Every day people suffer traumatic injuries or undergo surgical procedures that impact the function of their peripheral nerves. Physical damage to a peripheral nerve or the inability to properly reconnect peripheral nerves can result in the loss of muscle or organ function, the loss of sensory feeling, or the initiation of pain.

Axogen’s product portfolio includes Avance® (acellular nerve allograft-arwx), Avance® Nerve Graft, Axoguard Nerve Connector®, Axoguard Nerve Protector®, Axoguard HA+ Nerve Protector™, Axoguard Nerve Cap®, and Avive+ Soft Tissue Matrix™.

Cautionary Statements Concerning Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this press release are forward-looking statements, including statements regarding Axogen’s expectations of market conditions and the satisfaction of customary closing conditions related to the public offering, the expected closing of the offering, the anticipated timing and consummation of the BioCircuit Acquisition, including the satisfaction of the conditions to closing of the BioCircuit Acquisition, and the anticipated use of the net proceeds from the offering, including to fund the cash consideration payable in connection with the BioCircuit Acquisition and related fees and expenses and the use of any remaining net proceeds for general corporate purposes. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “upcoming” or “continue” or the negative of these terms or other similar expressions. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions, including the risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the public offering, the risks and uncertainties relating to the timing and consummation of the BioCircuit Acquisition, including the satisfaction of the conditions to closing of the BioCircuit Acquisition, and the risks and uncertainties inherent in Axogen’s business, including the risks and uncertainties described in the Company’s periodic filings with the SEC. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Additional information on risks facing Axogen can be found under the heading “Risk Factors” in Axogen’s periodic filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2025 and in its subsequent quarterly reports on Form 10-Q, and in the final prospectus supplement related to the public offering filed with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by applicable law, Axogen does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Media Contact:
Axogen, Inc.
InvestorRelations@axogeninc.com